                                                                   Exhibit 4.1


         NUMBER                    NEUROMETRIX                  SHARES

NM

                                NEUROMETRIX, INC.

INCORPORATED UNDER THE LAWS OF                         SEE REVERSE FOR CERTAIN
    THE STATE OF DELAWARE                                    DEFINITIONS

THIS IS TO CERTIFY THAT                                   CUSIP 641255 10 4





IS THE OWNER OF

    FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE
                             OF $0.0001 PER SHARE OF

==========================     NEUROMETRIX, INC.      =========================


TRANSFERABLE UPON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED AND REGISTERED BY THE TRANSFER AGENT AND REGISTRAR.

         WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE
                  SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

         DATED:

                                     NEUROMETRIX, INC.
                                         CORPORATE
/s/ Shai N. Gozani                          SEAL                                    /s/ Nicholas J. Alessi
                                            2001
         PRESIDENT                        DELAWARE                                               TREASURER


                                                                          COUNTERSIGNED AND
                                                                          REGISTERED:
                                                                                    AMERICAN STOCK
                                                                                   TRANSFER & TRUST
                                                                                      COMPANY
                                                                                     (NEW YORK)

                                                                                    TRANSFER AGENT AND
                                                                                             REGISTRAR

                                                                     BY:
                                                                                  AUTHORIZED SIGNATURE


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         The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, relative rights, preferences, and limitations applicable to each class of shares and the variations in rights, preferences, and limitations determined for each series thereof (and the authority of the Board of Directors to determine variations for future series). Such request may be addressed to the Secretary of the Corporation or to the Transfer Agent and Registrar named on the face of this Certificate.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM         --    as tenants in common                        UNIF GIFT MIN ACT
TEN ENT         --    as tenants by the entireties                ____________ Custodian _____________
                                                                     (Cust)                (Minor)
JT TEN          --    as joint tenants with right of              Under Uniform Gifts to Minors Act
                      survivorship and not as tenants in          _______________________
                      common                                             (State)

     Additional abbreviations may also be used though not in the above list.



         FOR VALUE RECEIVED, ____________________________________ HEREBY SELL,
ASSIGN, AND TRANSFER UNDER


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PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE


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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)


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________________________________ SHARES OF THE CAPITAL STOCK REPRESENTED BY THE
WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ____________________________ ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL OWNER OF SUBSTITUTION IN THE PREMISES.


DATED: _____________________




                              -------------------------------------------------
                              NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                      CORRESPOND WITH THE NAME AS WRITTEN UPON
                                      THE FACE OF THE CERTIFICATE IN EVERY
                                      PARTICULAR WITHOUT ALTERATION OR
                                      ENLARGEMENT OR ANY CHANGE WHATEVER.



Signature(s) Guaranteed:



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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.